UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2005

Grande Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation)

74-3005133
(Commission File Number)	(I.R.S. Employer Identification Number)

401 Carlson Circle San Marcos, TX	78666
(Address of principal executive offices)	(Zip Code)

(512) 878-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a)        On May 24, 2005, James M. Hoak, Jr. resigned his position as a director of Grande Communications Holdings, Inc. (“Grande”) in order to focus on a number of business and philanthropic interests. Mr. Hoak will remain a shareholder of Grande.

(b)        On May 24, 2005, the Board elected Thomas P. McMillin, a seasoned cable and broadcast executive, to fill the board seat vacated by the resignation of Mr. Hoak. Mr. McMillin was also named to the Audit Committee and shall serve as the Audit Committee’s Chairperson. He shall also join Grande’s Nomination Committee. There are no related party transactions between Grande and Mr. McMillin that necessitate disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANDE COMMUNICATIONS HOLDINGS, INC.

By:	/s/ William E. Morrow
William E. Morrow Chief Executive Officer

Date: May 26, 2005